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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): August 18, 2004


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)



         Pennsylvania                    0-50684              57-1199010
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(State or other jurisdiction           (Commission          (IRS Employer
       of incorporation)               File Number)         Identification No.)




1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania                19148
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(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (215) 468-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)


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                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events
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         On August 18, 2004, the  Registrant  issued a press release to report a cash  dividend.  A copy of the press release is furnished  with this Form 8-K as exhibit 99.1.


Item 7.  Financial Statements and Exhibits
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         (c) Exhibits

         Exhibit 99.1 -- Press Release dated August 18, 2004.










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SE FINANCIAL CORP.




Date: August 18, 2004                      By:   /s/Frank S. DePaolo
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                                           Frank S. DePaolo
                                           President and Chief Executive Officer






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